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EXHIBIT 99.2

CERTIFICATION PUSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of H-Quotient, Inc., on Form 10-QSB for the quarter ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, the Executive Vice President of Finance and the Chief Executive Officer of the Company, certify, pursuant to and solely for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 13, 2003

/s/ Douglas A. Cohn

-----------------------------------
(Douglas Cohn, Chairman of the Board, Chief Executive Officer and Chief Financial Officer)



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